[Exhibit 99.2]
SERVICING AGREEMENT
FOR THE PARTICIPATION INTEREST IN THE
VISA ACCOUNTS AND RECEIVABLES

between
NORDSTROM FSB
and
NORDSTROM CREDIT, INC.

Dated as of May 1, 2007

TABLE OF CONTENTS

		Page
ARTICLE ONE

DEFINITIONS

Section 1.01.	Definitions	1
Section 1.02.	Other Rules of Interpretation	4

ARTICLE TWO

SERVICING OF RECEIVABLES

Section 2.01.	Bank Servicing Obligations	5
Section 2.02.	Servicing Compensation	5
Section 2.03.	Covenants of the Bank	5

ARTICLE THREE

SETTLEMENTS

Section 3.01.	Daily Accounts Receivable Settlements	7
Section 3.02.	Monthly Settlement Statement	7

ARTICLE FOUR

EVENTS OF DEFAULT; SERVICING TERMINATION

Section 4.01.	Events of Default	8
Section 4.02.	Remedies	8
Section 4.03.	Successor Servicer	9
Section 4.04.	Appointment of Successor	9

ARTICLE FIVE

OTHER MATTERS RELATING TO THE BANK

Section 5.01.	Limitation on Liability of the Bank and Others	10
Section 5.02.	Bank Resignation	10
Section 5.03.	Access to Certain Documentation and Information Regarding the Receivables	10

i

ii

SERVICING AGREEMENT
THIS AGREEMENT is made between NORDSTROM fsb, a federal savings bank (the “Bank”) and NORDSTROM CREDIT, INC., a Colorado corporation (“NCI”).
RECITALS
WHEREAS, pursuant to the terms of the Participation Agreement (as defined herein) the Bank desires to transfer and assign to NCI and NCI desires to acquire from the Bank an undivided beneficial interest (the “Participation Interest”) equal to the participation percentage, which participation percentage shall initially be 90% (the “Participation Percentage”), in and to certain Receivables (as defined herein) generated pursuant to certain credit card accounts of the Bank;
WHEREAS, it is contemplated that following such transfer and assignment of the Participation Interest in the Receivables, the Bank will collect the sums due thereon from the Obligors (as defined herein) on the Participation Interest and account to NCI therefor as provided herein; and
WHEREAS, NCI has requested the Bank to undertake the collection and servicing responsibilities in respect of the Participation Interest.
NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE ONE
DEFINITIONS
Section 1.01. Definitions. As used in this Servicing Agreement and unless the context requires a different meaning, capitalized terms used herein and not otherwise defined shall have the following meanings:
“Agreement” shall mean this Servicing Agreement as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.
“Account” shall mean each consumer revolving credit card account established pursuant to a Credit Card Agreement between the Bank and any Person with respect to which one or more credit cards are issued to a cardholder, which credit card account is identified by the bank identification numbers and the bank numbers specified on Schedule I, as the same may be amended from time to time.
“Accounting Period” shall mean a calendar month or any other regular period of time mutually agreed upon.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which commercial banks in Denver, Colorado or Minneapolis, Minnesota are authorized or obligated by law or executive order to be closed.
“Closing Date” shall mean May ___, 2007.
“Collections” shall mean all payments received by the Bank in respect of the Receivables in the form of cash, checks, wire transfers, ATM transfers or other forms of payment in accordance with the Credit Card Agreements in effect from time to time or otherwise accepted by the Bank, including all amounts received as recoveries with respect to Receivables which were previously recognized as charge-offs. A Collection received on an Account in excess of the aggregate amount of Receivables in such Account shall be credited to such Account or refunded to the Obligor by the Bank in accordance with its normal practice.
“Credit Card Agreement” shall mean, with respect to an Account, the contract governing such Account.
“Credit Card Guidelines” shall mean the Bank’s policies and procedures relating to the operation of its credit card business, including, without limitation, the policies and procedures for determining Defaulted Accounts, the creditworthiness of credit card customers, the extension of credit to credit card customers and the terms on which repayments are required to be made, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time by the Bank.
“Daily Accounts Receivables Settlement” shall mean a report in the form of Exhibit B, delivered pursuant to Section 3.01 of this Servicing Agreement.
“Debtor Relief Law” shall mean any federal or state bankruptcy or similar laws affecting the rights of debtors.
“Defaulted Accounts” shall mean Accounts that are charged off under the Bank’s usual and customary practices with respect to charging-off accounts.
“Eligible Servicer” means an entity which, at the time of its appointment as servicer, (i) is servicing a portfolio of revolving credit card accounts, (ii) is legally qualified and has the capacity to service the Accounts, (iii) has demonstrated the ability to service professionally and competently a portfolio of similar accounts in accordance with high standards of skill and care, (iv) is qualified to use the software that is then being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement and (v) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.
“Event of Default” shall mean the Events of Default defined in Article IV thereof.
“Finance Charges” shall mean, with respect to any Accounting Period, all monthly finance charges and any other fees posted by the Bank to the Obligors in respect to the Accounts during such Accounting Period.

“Governmental Authority” shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
“Lien” shall mean a mortgage, pledge, lien, claim, equity interest, participation interest, security interest or other charge or encumbrance of any kind, including the retained security title of a conditional vendor or lessor.
“Master File” shall mean the computer file maintained by the Bank and containing account numbers and Receivable balances for each Account.
“Monthly Settlement Statement” shall mean a report in the form of Exhibit A to this Servicing Agreement prepared by the Bank pursuant to Section 3.02 of this Servicing Agreement.
“New Accounts” shall mean new Accounts originated by the Bank under Credit Card Agreements currently in use by the Bank.
“Obligor” shall mean, with respect to any Account, the person or persons obligated to make payments with respect to such Account, including any guarantor thereof.
“Officer’s Certificate” shall mean a certificate executed by the President or a Vice President of the Bank or NCI.
“Participation Agreement” means the Participation Agreement, dated of May ___, 2007, between the Bank, as seller, and NCI, as purchaser, as the same may be amended, supplemented or otherwise modified from time to time.
“Participation Interest” shall have the meaning set forth in the Recitals.
“Participation Percentage” shall have the meaning set forth in the Recitals.
“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture or other entity or a government or an agency or political subdivision thereof.
“Receivable” shall mean an amount equal to the Participation Percentage in any and all amounts owing by an Obligor under an Account from time to time, including the right to payment of amounts owing for the payment of goods and services and amounts payable for Finance Charges. Receivables which are in Defaulted Accounts shall not be shown on the Bank’s records as amounts owing and shall cease to be Receivables on the day on which such Accounts become Defaulted Accounts. A Receivable shall be deemed to have been created at the end of the day on the date of processing such Receivable.
“Settlement Date” shall mean the eleventh calendar day following the preceding months, or, if such day is not a Business Day, the next preceding Business Day.

“Successor Servicer” shall mean a successor to the Bank appointed pursuant to the provisions of Section 4.04 of this Servicing Agreement
“Written” or “in writing” shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.
Section 1.02. Other Rules of Interpretation. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. This Agreement includes any documents attached as exhibits to the Agreement. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein or any statute, law, order, rule or regulation shall be construed as referring to such agreement, instrument, other document, statute, law, order, rule or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement, except where such references are specifically to Sections of the another agreement and (e) capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Participation Agreement..

ARTICLE TWO
SERVICING OF RECEIVABLES
Section 2.01. Bank Servicing Obligations.
(a) The Bank, on behalf of NCI, shall bill and collect the Receivables conveyed to NCI under the Participation Interest, and all amounts due thereunder, and, except as otherwise limited herein, exercise all discretionary powers involved in such billing and collection and shall bear all costs and expenses incurred in connection therewith that may be necessary or advisable and permitted for carrying out the transactions contemplated by this Agreement. In the billing and collection of the Receivables conveyed under the Participation Agreement, the Bank shall exercise the same care and apply the same policies that it would exercise if it owned the Receivables.
(b) The Bank shall have full power and authority, acting alone or through any party to which the Bank has subcontracted its obligations hereunder, to do any and all things in connection with such servicing which it may deem necessary or desirable. The Bank shall be fully responsible to NCI for any and all acts or failures to act of any such subcontractor to the same extent as if the Bank were performing or directly responsible for such subcontractors’ duties and responsibilities. Without limiting the generality of the foregoing and subject to Sections 4.03 and 4.04, the Bank is hereby authorized and empowered to execute and deliver, on behalf of NCI, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables; NCI shall furnish the Bank with any powers of attorney and other documents necessary or appropriate to enable the Bank to carry out its servicing and administrative duties hereunder.
Section 2.02. Servicing Compensation. As compensation for its servicing activities hereunder, the Bank shall be entitled to receive a servicing fee in respect of any Accounting Period (or portion thereof), payable in arrears on each Settlement Date equal to an amount as shall be agreed upon by NCI, except that if NCI shall not agree, the Bank shall be entitled to a servicing fee equal to one-twelfth of 2% times the Receivables which NCI owns at the end of the related Accounting Period. NCI will not pay a servicing fee on the Receivables which NCI sells to the Transferor. The Bank’s expenses include all expenses incurred by the Bank in connection with its activities hereunder; provided, that in no event shall the Bank be liable for any federal, state or local income or franchise tax, or any interest or penalties with respect thereto, assessed on NCI. The Bank shall be required to pay such expenses for its own account.
Section 2.03. Covenants of the Bank. The Bank hereby covenants that:
(a) Computer Files. The Bank will, at its own cost and expense, retain the Master File used by it as a record of the Accounts and copies of all material documents relating to each Account as custodian for NCI.

(b) Indemnification.
(i) In any suit, proceeding or action brought by NCI for any sum owing with resent to a Receivable, the Bank will save, indemnify and keep NCI harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Obligor under the related Account, arising out of a breach by the Bank of any obligation under such Account or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Obligor or its successor from the Bank, and all such obligations of the Bank shall be and remain enforceable against and only against the Bank and shall not be enforceable against NCI.
(ii) The Bank hereby agrees to defend and indemnify NCI against all costs, expenses, claims and liabilities in respect of any action taken by the Bank relative to any Receivable or arising out or any proven failure of compliance of any Receivable with the provisions of any law or regulation, whether federal, state or local, applicable thereto (including, without limitation, any usury law, the Federal Truth in Leading Act or Regulation Z of the Federal Reserve System).
(c) Compliance With Law. The Bank will comply, in all material respects, with all acts, cults, regulations, orders, decrees and directions of any Governmental Authority applicable to the Accounts or any parts thereof; provided, however, that the Bank may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of NCI. The Bank will comply, in all material respects, with its obligations under the contracts with Obligors relating to Accounts.

ARTICLE THREE
SETTLEMENTS
Section 3.01. Daily Accounts Receivable Settlements. The Bank shall deliver to NCI the Daily Accounts Receivable Settlement in the form of Exhibit B hereto, which is hereby incorporated by reference for all purposes herein. The Bank shall be obligated to deliver such Daily Accounts Receivable Settlement by 3:00 p.m. on each Business Day with respect to activity in the Receivables for the prior day (or, in the case of a Daily Accounts Receivable Settlement delivered on a day following a non-Business Day, the aggregate activity for the preceding Business Day and such non-Business Days). The above discussion is a summary of the Daily Accounts Receivable Settlement, and NCI intends that the applications and procedures described in the Daily Accounts Receivable Settlement shall be construed with this Agreement; provided, that to the extent of any inconsistency or omission, NCI and the Bank agree to confer in good faith to resolve such inconsistency or omission. NCI and the Bank agree that the Bank shall prepare each Daily Accounts Receivable Settlement as promptly as possible each Business Day on the basis of the “pre-audit” sales and collections figures transmitted for each day from Nordstrom Inc.’s central computer processing center.
Section 3.02. Monthly Settlement Statement.
(a) On each Settlement Date prior to 1:00 p.m., the Bank shall deliver to NCI a certificate in substantially the form of Exhibit A hereto (the “Monthly Settlement Statement”) for the related Accounting Period.
(b) One Business Day prior to each Settlement Date, the Bank shall deliver to NCI a copy of the proposed Monthly Settlement Statement for such Settlement Date. Unless the Bank shall have received written notification from NCI not to settle in accordance with such Monthly Settlement Statement as a result of an error therein, which notification shall specify the reasons therefor in detail, all settlements shall be made in accordance with such Monthly Settlement Statement. Upon receipt of such notification, the Bank and NCI shall immediately confer in order to resolve any identified errors.

ARTICLE FOUR
EVENTS OF DEFAULT; SERVICING TERMINATION
Section 4.01. Events of Default. The occurrence and continuation of any one of the following events shall be an “Event of Default” under this Agreement:
(a) Failure on the part of the Bank to provide Monthly Settlement Statements and Daily Accounts Receivable Settlements to NCI when due and continuance of such failure for two Business Days; or
(b) The Bank shall consent or fail to object to the appointment of a conservator, receiver or liquidator in any insolvency proceeding or other readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Bank or relating to all or substantially all of the Bank’s property, or the commencement of an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such entity’s affairs, or notwithstanding an objection by the Bank any such action shall have remained undischarged or unstayed for a period of 60 days or upon entry of any order or decree providing for such relief; or the Bank shall admit in writing its inability to pay its debts generally as they become due, file, or consent or fail to object (or object without dismissal of any such filing within 60 days of such filing) to the filing of, a petition to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or any order or decree providing for relief under any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship statute shall be entered.
Notwithstanding the foregoing, a delay in or failure of performance under Section 4.01(a) shall not constitute an Event of Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Bank and such delay or failure was caused by an Act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Bank from discharging its obligations in a timely manner in accordance with the terms of this Agreement and the Bank shall provide NCI with an Officer’s Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations.
Section 4.02. Remedies. If an Event of Default shall have occurred, NCI may by notice given in writing to the Bank (a “Termination Notice”) terminate all of the rights and obligations of the Bank under this Agreement. Notwithstanding any termination of the rights and obligations of the Bank, the Bank shall remain responsible for any acts or omissions to act by it prior to such termination.

Section 4.03. Successor Servicer.
(a) After receipt by the Bank of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by NCI pursuant to Section 4.04, all authority and power of the Bank under this Agreement shall pass to and be vested in a Successor Servicer and, without limitation, NCI is hereby authorized and empowered (upon the failure of the Bank to cooperate) to execute and deliver, on behalf of the Bank as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Bank to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer or servicing rights.
(b) Bank agrees to cooperate with NCI and the Successor Servicer in effecting the termination of the responsibilities and rights of the Bank to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Bank to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Bank for deposit, or which shall thereafter be received with respect to the Receivables.
(c) The Bank shall promptly transfer its Master File relating to the Accounts and the Receivables therein to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Accounts and the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section shall require the Bank to disclose to the Successor Servicer information of any kind which the Bank reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Bank shall deem necessary to protect its interest.
Section 4.04. Appointment of Successor. On and after the receipt by the Bank of a Termination Notice pursuant to Section 4.02, the Bank shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by NCI in writing or, if no such date is specified in the Termination Notice, or otherwise specified by NCI, until a date mutually agreed upon by the Bank and NCI. NCI shall as promptly as possible after the giving of a Termination Notice appoint a successor to the Bank (the “Successor Servicer”) and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to NCI. NCI may obtain bids from any potential servicer. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Bank ceases to act as servicer, NCI may petition, at the expense of the Bank, a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder.

ARTICLE FIVE
OTHER MATTERS RELATING TO THE BANK
Section 5.01. Limitation on Liability of the Bank and Others. No recourse under or upon any obligation or covenant of this Agreement, or for any claim based thereon or otherwise in respect thereof, shall be had against any shareholder, officer or director, as such, past, present or future, of the Bank or of any successor corporation, either directly or through the Bank, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the shareholder, officers or directors, as such of the Bank or of any successor corporation, or any of them, or under or by reason of the obligations, covenants or agreements contained in this Agreement or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, under or by reason of the obligations or covenants contained in this Agreement or implied therefrom, are hereby expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. The Bank and any director or officer or employee or agent of the Bank may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Bank shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability.
Section 5.02. Bank Resignation. The Bank shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law, and (ii) there is no reasonable action which the Bank could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Bank shall be evidenced as to clause (i) above by an opinion of counsel to such effect delivered to NCI. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Bank in accordance with Sections 4.03 and 4.04 hereof.
Section 5.03. Access to Certain Documentation and Information Regarding the Receivables. The Bank shall provide NCI and its representatives access to the documentation regarding the Accounts and the Receivables in such cases where (1) NCI is required by applicable statutes or regulations, or (2) any Person is permitted pursuant to a separate written agreement with the Bank, to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to the Bank’s normal security and confidentiality procedures, and (iv) at offices designated by the Bank. Nothing in this Section 5.03 shall derogate from the obligation of NCI or the Bank to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Bank to provide access as provided in this Section 5.03 as a result of such obligation shall not constitute a breach of this Section 5.03.

Section 5.04. Delegation of Duties. In the ordinary course of business, the Bank may at any time delegate any of its duties hereunder to any Person who agrees to conduct such duties in accordance with the Credit Card Guidelines. Such delegation shall not relieve the Bank of its liabilities and responsibilities with respect to such duties, and shall not constitute a resignation within the meaning of Section 5.02 hereof. The delegation by the Bank of its duties to any other servicer shall not relieve the Bank of its duties hereunder.

ARTICLE SIX
MISCELLANEOUS
Section 6.01. Notices, Etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands. instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by United States mail, postage prepaid, or by telecopy facsimile, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 6.01. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:
If to the Bank:
NORDSTROM FSB
13531 E. Caley Avenue
Englewood, Colorado 80111
Attention: Legal Department
Telephone:   303-397-4700
Facsimile:   303-397-4775
If to Credit:
NORDSTROM CREDIT, INC.
13531 E. Caley Avenue
Englewood, Colorado 80111
Attention: Legal Department
Telephone:   303-397-4700
Facsimile:   303-397-4775
Section 6.02. Successors and Assigns. This Agreement shall be binding upon NCI and its successors and assigns and shall inure to the benefit of NCI and its successors and assigns.
Section 6.03. Severability Clause. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.04. Amendments; Governing Law. This Agreement and the rights and obligations of the parties hereunder (a) may not be changed orally but only by an instrument in writing signed by the party against which enforcement is sought and (b) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 6.05. Counterparts. This Agreement may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.
Section 6.06. Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

IN WITNESS WHEREOF, the Bank and NCI have caused this Agreement to be executed as of the day and year first above written.

NORDSTROM FSB
By:	/s/ Kevin T. Knight
Kevin T. Knight
Chairman and CEO

NORDSTROM CREDIT, INC.
By:	/s/ Marc A. Anacker
Marc A. Anacker
Assistant Treasurer

EXHIBIT A
NORDSTROM FSB and NORDSTROM CREDIT, INC.
MONTHLY SETTLEMENT STATEMENT
DATE
AMOUNT TO SETTLE BETWEEN NORDSTROM FSB. (“BANK”) AND NORDSTROM CREDIT, INC. (“NCI”)
For the Month of

	Due Credit	Due Bank
NSF Checks
- Store Payments

- Lockbox Payments

Credit Balance Refunds
- In Store

- System Generated

Payments on Account — Payroll Deduction

Back Office Adjustments

Miscellaneous Bad Debt Recoveries

Office Space Rent

Administrative Service Fee

Other

SUBTOTAL

NET TRANSFER

Prepared by:
Approved by:

A-1

EXHIBIT B
NORDSTROM FSB and NORDSTROM CREDIT, INC.
DAILY ACCOUNTS RECEIVABLE SETTLEMENT
DATE
AMOUNT TO SETTLE BETWEEN NORDSTROM FSB (the “Bank”) and NORDSTROM CREDIT, INC. (“NCI”)
For the Day of

	Due Credit	Due Bank
Bank Servicing Fees

Purchase of Receivables

Collections
- Store Payments

- Lockbox Payments

Other

SUBTOTAL

NET TRANSFER

Prepared by:
Approved by:

B-1